UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 31, 2003

ORIENTAL FINANCIAL GROUP INC.

(Exact Name of Registrant as Specified in its Charter)

Commonwealth of Puerto Rico	001-12647	66-0538893

(State or other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)
Professional Offices Park
1000 San Roberto Street
San Juan, Puerto Rico		00926

(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (787) 771-6800

Item 5.     Other Events and Required Regulation FD Disclosure.

     Oriental Financial Group Inc. (the “Group”) is filing this report to reclassify certain financial information for changes in accounting for reportable segments at June 30, 2002 and 2001, and for each of the three years in the period ended June 30, 2002. Such information is contained in Exhibit 99.1 to this report.

     This change was previously disclosed in the quarterly report on Form 10-Q for the quarter ended March 31, 2003. Except as otherwise described herein, the Group has not amended or restated any other information included in its annual report on Form 10-K/A for the year ended June 30, 2002, as amended by the Group’s amendment on Form 10-K/A dated May 9, 2003.

     In fiscal 2002, the Group operated the following three major reportable segments in accordance with Statement of Financial Accounting Standards No. 131, “Segment Reporting” (“SFAS 131”): Financial Services, Mortgage Banking, and Retail Banking.

     The Group’s largest business segment was retail banking. The branches and the treasury functions of Oriental Bank and Trust, the Group’s banking subsidiary (the “Bank”), were its main components with traditional banking products, such as deposits and personal and commercial loans.

     The Group’s second largest business segment was financial services, which is comprised of the Bank’s trust division (Oriental Trust), the Group’s brokerage subsidiary (Oriental Financial Services Corp.) and the Group’s insurance subsidiary (Oriental Insurance, Inc.). The core operations of this segment are financial planning, money management and investment brokerage services, insurance sales activity, as well as corporate and individual trust services.

     The Group’s third business segment was mortgage banking. It consisted of the Bank’s mortgage banking division, whose principal activity is to originate and purchase mortgage loans for the Group’s own portfolio. From time to time, if conditions so warrant, the Group may sell loans to other financial institutions or securitize conforming loans into GNMA, FNMA and FHLMC certificates using as issuer another institution. Such other institution services the mortgages included in the resulting GNMA, FNMA, and FHLMC pools. The Group also sells to such other institution the rights to service mortgage loans originated by the Group.

     In the third quarter of fiscal 2003, the Group segregated its businesses into the following new major reportable segments of business in accordance with SFAS 131: Treasury, Retail Banking and Financial Services.

     The Group’s two largest business segments are now retail banking and treasury. Retail banking includes the Bank’s branches and mortgage banking division, with traditional banking products, such as deposits and personal, mortgage and commercial loans. The treasury segment encompasses all of the Group’s treasury functions.

     The Group’s third business segment continues to be financial services as previously reported.

     As required by SFAS 131, consolidated financial statements published by the Group in the future will reflect modifications to its reportable segments resulting from this organizational change, including reclassification of all comparable prior period segment information.

Item 7.	Financial Statements, Pro Forma Financial Information and Exhibits

(c) Exhibits

Exhibit No.	Description of Document

23.1	Consent of PricewaterhouseCoopers LLP

23.2	Consent of Deloitte & Touche LLP

99.1	Amended and Restated Financial Statements Data comprising Item 8 of the Group’s annual report on Form 10-K for the year ended June 30, 2002, as amended by the Group’s amendment on Form 10-K/A dated May 9, 2003.

99.2	Report of PricewaterhouseCoopers LLP

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ORIENTAL FINANCIAL GROUP INC.

Date: August 26, 2003	By:	/s/ Norberto González

Norberto González
Executive Vice President and Acting
Principal Financial Officer

INDEX OF EXHIBITS

Exhibit No.	Description of Document

23.1	Consent of PricewaterhouseCoopers LLP

23.2	Consent of Deloitte & Touche LLP

99.1	Amended and Restated Financial Statements Data comprising Item 8 of the Group’s annual report on Form 10-K for the year ended June 30, 2002, as amended by the Group’s amendment on Form 10-K/A dated May 9, 2003.

99.2	Report of PricewaterhouseCoopers LLP